UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2011
Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31918	04-3072298

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

167 Sidney Street, Cambridge, Massachusetts	02139

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-99.1
Ex-99.2
Ex-99.3
Ex-99.4

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the annual meeting of stockholders of Idera Pharmaceuticals, Inc. (the “Company”) held on June 14, 2011 (the “2011 Annual Meeting”), the Company’s stockholders approved an amendment to the 2008 Stock Incentive Plan (the “2008 Plan”) to (i) increase the number of shares authorized for issuance thereunder from 3,700,000 to 6,000,000 shares and (ii) adjust the number of shares that any award that is a full-value award will count for against the shares authorized for issuance under the plan from 1.57 shares to 1.4 shares for each share of the Company’s common stock subject to such full value award. The Company’s stockholders also approved an amendment to the 1995 Employee Stock Purchase Plan (the “1995 ESPP”) to increase the number of shares authorized for issuance thereunder from 250,000 to 500,000 shares. The amendments to each of the 2008 Plan and the 1995 ESPP described above had previously been approved by the Company’s Board of Directors subject to stockholder approval.
     The provisions of the 2008 Plan are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2011 under “Proposal Two — Amendment of 2008 Stock Incentive Plan,” which description is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. Such description of the 2008 Plan is qualified in its entirety by reference to the complete text of the 2008 Plan, as amended, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.
     The provisions of the 1995 ESPP are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2011 under “Proposal Three — Increase in the Number of Shares Authorized for Issuance Under the 1995 Employee Stock Purchase Plan,” which description is attached to this Current Report on Form 8-K as Exhibit 99.3 and incorporated herein by reference. Such description of the 1995 ESPP is qualified in its entirety by reference to the complete text of the 1995 ESPP, as amended, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.4 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     At the 2011 Annual Meeting, the Company’s stockholders voted on the following proposals:
1. The following nominees were elected to the Company’s Board of Directors as Class I directors for terms expiring at the 2014 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes
C. Keith Hartley	18,431,665	199,336	3,267,094
Hans Mueller, Ph. D.	18,322,764	308,237	3,267,094
William S. Reardon, C.P.A.	18,559,161	71,840	3,267,094

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2. The amendment to the Company’s 2008 Plan was approved.

For:	17,899,172
Against:	709,671
Abstain:	22,158
Broker Non-Votes:	3,267,094
3. The amendment to the Company’s 1995 ESPP was approved.

For:	18,387,993
Against:	231,125
Abstain:	11,883
Broker Non-Votes:	3,267,094
4. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	18,315,679
Against:	299,813
Abstain:	15,509
Broker Non-Votes:	3,267,094
5. The stockholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year.

Every 1 Year:	18,189,560
Every 2 Years:	73,490
Every 3 Years:	335,045
Abstain:	32,906
Broker Non-Votes:	3,267,094
After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory shareholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.
6. The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011 was ratified.

For:	21,843,648
Against:	37,285
Abstain:	17,162

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Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     99.1 Text of “Proposal Two — Amendment of 2008 Stock Incentive Plan” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2011
     99.2 2008 Stock Incentive Plan, as amended
     99.3 Text of “Proposal Three — Increase in the Number of Shares Authorized for Issuance Under the 1995 Employee Stock Purchase Plan,” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2011
     99.4 1995 Employee Stock Purchase Plan, as amended

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idera Pharmaceuticals, Inc.
Date: June 17, 2011	By:	/s/ Louis J. Arcudi, III
Louis J. Arcudi, III
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of “Proposal Two — Amendment of 2008 Stock Incentive Plan” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2011

99.2	2008 Stock Incentive Plan, as amended

99.3	Text of “Proposal Three — Increase in the Number of Shares Authorized for Issuance Under the 1995 Employee Stock Purchase Plan,” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2011

99.4	1995 Employee Stock Purchase Plan, as amended

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